UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-08906

         Lake Forest Funds
(Exact name of registrant as specified in charter)

8720 Georgia Ave, Suite 808
Silver Springs, MD                                   20910
(Address of principal executive offices)             (Zip code)

Timothy Ashburn
Unified Fund Services, Inc.
431 N. Pennsylvania St.
Indianapolis, IN 46204
(Name and address of agent for service)

Registrant's telephone number, including area code: 301-650-0059

Date of fiscal year end:   2/29

Date of reporting period:  2/29/04

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

================================================================================
                                Lake Forest Funds
================================================================================



                                  Annual Report

                                February 29, 2004




                                  Fund Advisor:

                          Profit Investment Management
                                8720 Georgia Ave.
                                    Suite 808
                            Silver Springs, MD 20910


                            Toll Free: (800) 592-7722

Management's Discussion & Analysis                           Lake Forest Funds
April 15, 2004


Dear Lake Forest Shareholder:

         As you are aware by now, on March 5, 2004, shortly after the conclusion of the fiscal year covered by this report, the Board of Trustees of the Lake Forest Funds accepted the resignation of Boberski & Company as Advisor to the Funds and appointed Profit Investment Management as Advisor to the Lake Forest Funds. Although we were not the Advisor for the period covered by this report, below are our thoughts on the equity markets, the Lake Forest Funds and our current management of your Funds. Profit Investment Management has $239 million in assets under management as of March 31st, 2004. Since taking over the Lake Forest Core Equity portfolio the Profit Investment team has been able to outperform the S&P 500 Index over the period March 5, 2004 to April 15, 2004 with a total return of -1.36% as compared to the S&P 500 Index's -2.28% total return with a Fund portfolio that had underperformed its benchmark S&P 500 Index in each of its past 5-year, 3-year, 1-year and year to date periods for the fiscal year period ending 2/29/2004. This out-performance, although achieved over a short time period, is consistent with Profit's performance in its Profit Value Fund where it has achieved outperformance to its S&P 500 Index in each of the 5-year, 3-year, 1-year, and year to date periods for the comparative period discussed above for the Lake Forest Core Equity Fund.

LAKE FOREST CORE EQUITY FUND

         After three continuous years of negative returns from the US stock market, in 2003 we saw the market rebound from one of the worst periods since the 1970's, by posting its highest gain since 1997. Along with the market's positive gain, although underperforming the S&P 500 Index's 38.5% gain, the Lake Forest Core Equity Fund increased 33.13% for the fiscal year period ending February 29, 2004.

         During the first quarter of 2003, the stock market declined due to geopolitical conflicts and tensions supplemented by increasing energy prices. However, equity stock market averages had a sharp run-up during the second quarter after quick formal military resolution was achieved in Iraq, and signs of budding economic improvement appeared on the horizon. Market participants aggressively rewarded good news and ignored the implications of any news that could send stocks prices lower. Low PEG (price to earnings growth) stocks with low market expectations advanced significantly in the 2nd quarter. Stock selection within sectors was key to outperformance, as the market was not strongly biased towards value or growth. The third quarter of 2003 saw the market continue to move higher as investors continued to find value in companies. Economic news was also better as manufacturing and business spending started to show signs of recovery. The year closed strongly with the Federal Reserve decision to keep interest rates down allowing the economic improvement to expand. Statistics showing that the recovery was underway included unemployment below the 6% mark and retailers enjoying record sales over the holiday season.

         However, we are not convinced that the current stock market prices of many companies reflect corresponding economic improvement and increases in corporate earnings. Much of the small increase in corporate profits is the result of cost cutting, and rising productivity from a leaner workforce. There is a degree of revenue growth but this is countered by deflationary pressure. We do believe that companies are getting very close to having to upgrade outdated technology, but think that the market will engage in a brief respite before finishing the year strongly later this year.


         The current market environment includes an extremely low Federal funds rate and fiscal stimulus, which might provide catalysts to a stronger economy later in the year. At the current market levels, we are enthusiastically seeing and evaluating new investment ideas. We are looking for growth at value prices, as we believe large cap growth provides the most compelling valuations currently. We are revisiting generics in the pharmaceutical space and like the healthcare sector. Declines in Merck and others have been based on the challenges that they will face with Medicare spending cuts and declines in new products, but we still believe that the companies will continue to develop new drugs or continue to improve their pipeline of drugs through acquisitions or licensing arrangements. The telecom sector continues to lag, but we believe the larger players will dominate this market and we will see consolidations in this sector. Financial services also is a sector that we will continue to hold and seek alpha generation as there are stocks, such as MGIC and Fannie Mae that we consider as hedges that could provide downside protection in a rising rate environment.

LAKE FOREST MONEY MARKET FUND

         Lake Forest Money Market Fund's goal is to provide investors with the preservation of capital and liquidity. Its portfolio of U.S. Government Securities has very high credit quality, and maintains a very short maturity duration. Its total return during the past fiscal year was .60% as compared to its returns in the three prior fiscal years: 1.26% in 2003, 2.91% in 2002 and 6.23% in 2001. With interest rates at a forty-year low, the Fund is well positioned to benefit in a rising interest rate environment. Exchange privileges with Lake Forest Core Equity Fund and electronic transfers are available for a $5.00 charge. We hope that you will take time to review the information in this report, and that you will recognize we are working hard to justify your confidence in Lake Forest Funds.

PROFIT INVESTMENT MANAGEMENT

         At Profit Investment Management, we are committed to helping you pursue your financial goals. Our investment philosophy is that over the long term, the most promising investment opportunities can be found among large, financially sound companies, which at the time of investment show an attractive valuation discount relative to their peers.

         The collapse of the rapid growth of the U.S. market during the years 2000-2002 as compared to the years 1997-1999, followed by an unexpectedly sharp rebound which started in the 2nd quarter of the year 2003 is a painful reminder that investors should be diversified and have realistic expectations in equity investing. Regardless of the direction the markets take in the coming years, we believe that the Profit Investment Management Style now provided in your Lake Forest Funds will continue to offer an attractive investment opportunity for individual and institutional investors. We continue to evaluate companies in a prudent and cautious manner, seeking companies that represent good valuations relative to their industry and competitors that are not dependent upon an excessive upward market trend.

         We urge shareholders to take a similar approach, which is to invest for the long-run, avoid the temptation to "time" your investment based on market predictions and diversify among stocks, bonds and mutual funds based on your individual needs and time horizons. Finally, invest on a consistent basis, regardless of the markets temporary short- term movements.

         We thank you for entrusting assets to our care. We will earn your confidence with the Profit Investment Management Style. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ Eugene Profit

Eugene A. Profit
President

Investment Results

                                                                 Average Annual Total Returns
                                                           (for periods ended February 29, 2004)

                                                                                             Since Inception
                                            One Month        One Year         Five Year      (March 1, 1995)
                                          --------------   --------------   --------------  -------------------

Lake Forest Core Equity Fund*                    -0.40%           33.13%           -4.38%         6.24%

Lake Forest Core Equity Fund                     -0.87%           33.13%           -4.38%         6.24%
(after deduction of redemption fee)**

S&P 500 Index***                                  1.39%           38.48%           -0.13%         11.78%


The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** A redemption fee of 0.50% of net assets value is charged on shares held for less than 90 days.
*** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund's portfolio.

       Comparison of the Growth of a $10,000 Investment in the Lake Forest
                     Core Equity Fund and the S&P 500 Index


                     Lake Forest            S&P 500
                   Core Equity Fund          Index
                       ($17,220)            ($27,280)
              ---------------------   --------------
      2/28/95           10,000.00       10,000.00
      2/29/96           11,857.55       13,466.49
      2/28/97           14,307.83       16,986.55
      2/28/98           18,726.56       22,929.56
      2/28/99           21,428.43       27,455.81
      2/29/00           23,388.97       30,675.95
      2/28/01           20,253.05       28,162.10
      2/28/02           17,870.34       25,482.26
      2/28/03           12,934.62       19,698.92
      2/29/04           17,220.18       27,279.95

     The chart above assumes an initial investment of $10,000 made on March 1, 1995 (commencement of Fund operations) and held through February 29, 2004. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Lake Forest Funds
Lake Forest Core Equity Fund
Schedule of Investments
February 29, 2004


Common Stocks - 97.20%                                                                  Shares               Value
                                                                                    ----------------    ----------------

Aircraft - 0.27%
Northrop Grumman Corp.                                                                          172         $    17,391
                                                                                                        ----------------

Beverages - 8.90%
PepsiCo, Inc.                                                                                11,200             581,280
                                                                                                        ----------------

Chemical & Allied Products - 1.50%
Dow Chemical Co.                                                                              2,255              98,025
                                                                                                        ----------------

Computer Communication Equipment - 11.67%
Cisco Systems, Inc. (a)                                                                      33,000             762,300
                                                                                                        ----------------

Computers & Office Equipment - 2.50%
Hewlett-Packard Co.                                                                           3,795              86,184
International Business Machines Corp.                                                           800              77,200
                                                                                                        ----------------
                                                                                                                163,384
                                                                                                        ----------------

Electronic & Other Electrical Equipment - 7.46%
General Electric Co.                                                                         15,000             487,800
                                                                                                        ----------------

Finance Services - 0.91%
Morgan Stanley                                                                                1,000              59,760
                                                                                                        ----------------

Grain Mill Products - 1.69%
General Mills, Inc.                                                                           2,400             110,352
                                                                                                        ----------------

Guided Missiles & Space Vehicles & Parts - 3.54%
Lockheed Martin Corp.                                                                         5,000             231,400
                                                                                                        ----------------

National Commercial Banks - 7.14%
Mellon Financial Corp.                                                                       14,400             466,272
                                                                                                        ----------------

Petroleum Refining - 7.73%
BP PLC. (c)                                                                                   5,292             260,366
ChevronTexaco Corp.                                                                           2,772             244,906
                                                                                                        ----------------
                                                                                                                505,272
                                                                                                        ----------------

Pharmaceutical Preparations - 16.56%
Eli Lilly and Co.                                                                             5,000             369,700
Johnson & Johnson                                                                             6,000             323,460
Pfizer, Inc.                                                                                  6,300             230,895
Wyeth                                                                                         4,000             158,000
                                                                                                        ----------------
                                                                                                              1,082,055
                                                                                                        ----------------

See accompanying notes which are an integral part of the financial statements.

The Lake Forest Funds
Lake Forest Core Equity Fund
Schedule of Investments
February 29, 2004


Common Stocks - 97.20%                                                                  Shares               Value
                                                                                    ----------------    ----------------

Security Brokers, Dealers & Flotation Companies - 1.62%
Goldman Sachs Group, Inc.                                                                     1,000           $ 105,870
                                                                                                        ----------------

Semiconductors & Related Devices - 5.37%
Intel Corp.                                                                                  12,000             350,760
                                                                                                        ----------------

Services - Prepackaged Software - 4.87%
Microsoft Corp.                                                                              12,000             318,000
                                                                                                        ----------------

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 9.41%
Procter & Gamble, Inc.                                                                        6,000             615,060
                                                                                                        ----------------

State Commercial Bank - 6.06%
Bank of New York, Inc.                                                                       12,000             396,000
                                                                                                        ----------------

TOTAL COMMON STOCKS (Cost $4,627,444)                                                                         6,350,981
                                                                                                        ----------------

                                                                                       Principal
Money Market Securities - 2.73%                                                         Amount
                                                                                    ----------------
First American Treasury Obligations Fund - Class A, 0.30%  (b)                            $ 178,195             178,195
                                                                                                        ----------------

TOTAL MONEY MARKET SECURITIES (Cost $178,195)                                                                   178,195
                                                                                                        ----------------

TOTAL INVESTMENTS (Cost $4,805,639) - 99.93%                                                                  6,529,176
                                                                                                        ----------------

Other assets less liabilities - 0.07%                                                                             4,574
                                                                                                        ----------------

TOTAL NET ASSETS - 100.00%                                                                                $   6,533,750
                                                                                                        ================


(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at February 29, 2004.
(c) American Depositary Receipt.

See accompanying notes which are an integral part of the financial statements.

The Lake Forest Funds
Lake Forest Money Market Fund
Schedule of Investments
February 29, 2004

                                                                                       Principal
                                                                                        Amount               Value
                                                                                    ----------------    ----------------
Government Agency Securities - 99.64%
Federal Home Loan Bank Discount Note, 0.91%, 3/1/2004                                   $ 5,370,000         $ 5,370,000
                                                                                                        ----------------

TOTAL GOVERNMENT AGENCY SECURITIES (Cost $5,370,000)                                                          5,370,000
                                                                                                        ----------------

Money Market - 0.30%
First American Treasury Obligations Fund - Class A, 0.30%   (a)                              16,077              16,077
                                                                                                        ----------------

TOTAL MONEY MARKET SECURITIES (Cost $16,077)                                                                     16,077
                                                                                                        ----------------

TOTAL INVESTMENTS (Cost $5,386,077) - 99.94%                                                                  5,386,077
                                                                                                        ----------------

Other assets less liabilities - 0.06%                                                                             3,325
                                                                                                        ----------------

TOTAL NET ASSETS - 100.00%                                                                                  $ 5,389,402
                                                                                                        ================


(a) Variable rate security; the coupon rate shown represents the rate at February 29, 2004.

See accompanying notes which are an integral part of the financial statements.

The Lake Forest Funds
Statement of Assets and Liabilities
February 29, 2004

                                                                                          Core Equity       Money Market
                                                                                        ----------------   ----------------
Assets
Investments in securities:
    At cost                                                                                 $ 4,805,639        $ 5,386,077
                                                                                        ================   ================
    At value                                                                                $ 6,529,176        $ 5,386,077
Interest receivable                                                                                  44                  -
Dividends receivable                                                                             13,828                  -
Receivable for fund shares sold                                                                       -              5,660
Other assets                                                                                          -              1,643
                                                                                        ----------------
                                                                                                           ----------------
     Total assets                                                                             6,543,048          5,393,380
                                                                                        ----------------   ----------------

Liabilities
Accrued advisory fees                                                                             6,487              3,941
Income distribution payable                                                                           -                 37
Payable for fund shares redeemed                                                                  2,811                  -
                                                                                        ----------------   ----------------
     Total liabilities                                                                            9,298              3,978
                                                                                        ----------------   ----------------

Net Assets                                                                                  $ 6,533,750        $ 5,389,402
                                                                                        ================   ================

Net Assets consist of:
Paid in capital                                                                             $ 7,345,347        $ 5,389,402
Accumulated net investment income (loss)                                                         11,560                  -
Accumulated net realized gain (loss) on investments                                          (2,546,694)                 -
Net unrealized appreciation (depreciation) on investments                                     1,723,537                  -
                                                                                        ----------------   ----------------

Net Assets                                                                                  $ 6,533,750        $ 5,389,402
                                                                                        ================   ================

Shares Outstanding (unlimited number of shares issued with no par value)                        288,088          5,405,579
                                                                                        ----------------   ----------------

Net Asset Value,
offering and redemption price per share (a)                                                     $ 22.68             $ 1.00
                                                                                        ================   ================


(a) A redemption fee of 0.50% is charged on all shares redeemed within 90 days of purchase.

See accompanying notes which are an integral part of the financial statements.

The Lake Forest Funds
Statement of Operations
Year ended February 29, 2004

                                                                                Core Equity      Money Market
                                                                               ---------------  ----------------
Investment Income
Dividend income                                                                     $ 102,533               $ -
Interest income                                                                           438            63,378
                                                                               ---------------  ----------------
  Total Income                                                                        102,971            63,378
                                                                               ---------------  ----------------

Expenses
Investment advisor fee                                                                 74,423            30,736
Other expense                                                                          10,000                 -
                                                                               ----------------  ---------------
  Total Expenses                                                                       84,423            30,736
Waived expenses (a)                                                                         -            (5,494)
                                                                               ---------------  ----------------
Total operating expense                                                                84,423            25,242
                                                                               ---------------  ----------------
Net Investment Income (Loss)                                                           18,548            38,136
                                                                               ---------------  ----------------


Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                     (91,160)                -
Change in net unrealized appreciation (depreciation)
   on investment securities                                                         1,720,245                 -
                                                                               ---------------  ----------------
Net realized and unrealized gain (loss) on investment securities                    1,629,085                 -
                                                                               ---------------  ----------------
Net increase (decrease) in net assets resulting from operations                   $ 1,647,633          $ 38,136
                                                                               ===============  ================


(a) See note 3 to the financial statements.

See accompanying notes which are an integral part of the financial statements.

The Lake Forest Funds
Lake Forest Core Equity Fund
Statements of Changes In Net Assets

                                                                                     Year ended             Year ended
Increase (Decrease) in Net Assets                                                 February 29, 2004     February 28, 2003
                                                                                 --------------------  ---------------------
Operations
  Net investment income (loss)                                                              $ 18,548               $ 36,961
  Net realized gain (loss) on investment securities                                          (91,160)            (2,310,266)
  Change in net unrealized appreciation (depreciation)                                     1,720,245               (226,841)
                                                                                 --------------------  ---------------------
  Net increase (decrease) in net assets resulting from operations                          1,647,633             (2,500,146)
                                                                                 --------------------  ---------------------
Distributions
  From net investment income ($0.11 and $0.04 per share, respectively)                       (31,839)               (12,111)
                                                                                 --------------------  ---------------------
  Total distributions                                                                        (31,839)               (12,111)
                                                                                 --------------------  ---------------------
Capital Share Transactions
  Proceeds from shares sold                                                                  469,714                288,989
  Reinvestment of distributions                                                               31,441                 11,977
  Amount paid for shares repurchased                                                        (641,037)            (3,043,836)
                                                                                 --------------------  ---------------------
  Net increase (decrease) in net assets resulting
     from share transactions                                                                (139,882)            (2,742,870)
                                                                                 --------------------  ---------------------
Total Increase (Decrease) in Net Assets                                                    1,475,912             (5,255,127)
                                                                                 --------------------  ---------------------

Net Assets
  Beginning of period                                                                      5,057,838             10,312,965
                                                                                 --------------------  ---------------------

  End of period                                                                          $ 6,533,750            $ 5,057,838
                                                                                 ====================  =====================

  Accumulated net investment income (loss)                                                  $ 11,560               $ 36,961
                                                                                 --------------------  ---------------------

Capital Share Transactions
  Shares sold                                                                                 22,074                 14,145
  Shares issued in reinvestment of distributions                                               1,411                    649
  Shares repurchased                                                                         (30,820)              (154,554)
                                                                                 --------------------  ---------------------

  Net increase (decrease) from capital transactions                                           (7,335)              (139,760)
                                                                                 ====================  =====================


See accompanying notes which are an integral part of the financial statements.

The Lake Forest Funds
Lake Forest Money Market Fund
Statements of Changes In Net Assets

                                                                                    Year ended              Year ended
Increase (Decrease) in Net Assets                                                February 29, 2004       February 28, 2003
                                                                                --------------------    --------------------
Operations
  Net investment income (loss)                                                             $ 38,136                $ 77,187
  Net realized gain (loss) on investment securities                                               -                       -
  Change in net unrealized appreciation (depreciation)                                            -                       -
                                                                                --------------------    --------------------
  Net increase (decrease) in net assets resulting from operations                            38,136                  77,187
                                                                                --------------------    --------------------
Distributions
  From net investment income ($0.01 and $0.01 per share, respectively)                      (38,136)                (77,187)
  From return of capital                                                                          -                 (10,089)
                                                                                --------------------    --------------------
  Total distributions                                                                       (38,136)                (87,276)
                                                                                --------------------    --------------------
Capital Share Transactions
  Proceeds from shares sold                                                                 729,735               2,847,713
  Reinvestment of distributions                                                              36,564                  83,202
  Amount paid for shares repurchased                                                     (2,043,319)             (3,450,320)
                                                                                --------------------    --------------------
  Net increase (decrease) in net assets resulting
     from share transactions                                                             (1,277,020)               (519,405)
                                                                                --------------------    --------------------
Total Increase (Decrease) in Net Assets                                                  (1,277,020)               (529,494)
                                                                                --------------------    --------------------

Net Assets
  Beginning of period                                                                     6,666,422               7,195,916
                                                                                --------------------    --------------------

  End of period                                                                         $ 5,389,402             $ 6,666,422
                                                                                ====================    ====================

Capital Share Transactions
  Shares sold                                                                               730,858               2,847,713
  Shares issued in reinvestment of distributions                                             36,564                  83,202
  Shares repurchased                                                                     (2,043,354)             (3,445,320)
                                                                                --------------------    --------------------

  Net increase (decrease) from capital transactions                                      (1,275,932)               (514,405)
                                                                                ====================    ====================


See accompanying notes which are an integral part of the financial statements.

The Lake Forest Funds
Lake Forest Core Equity Fund
Financial Highlights

                                              Year ended       Year ended        Year ended        Year ended        Year ended
                                           February 29, 2004 February 28, 2003 February 28, 2002 February 28, 2001 February 29, 2000
                                            ---------------  ----------------  ----------------  ----------------  ----------------

Selected Per Share Data
Net asset value, beginning of period               $ 17.12           $ 23.70           $ 26.86           $ 31.66           $ 29.23
                                            ---------------  ----------------  ----------------  ----------------  ----------------
Income from investment operations
  Net investment income (loss)                        0.07              0.10             (0.08)             0.02              0.18
  Net realized and unrealized gain (loss)             5.60             (6.64)            (3.08)            (4.40)             2.58
                                            ---------------  ----------------  ----------------  ----------------  ----------------
Total from investment operations                      5.67             (6.54)            (3.16)            (4.38)             2.76
                                            ---------------  ----------------  ----------------  ----------------  ----------------
Less Distributions to shareholders:
  From net investment income                         (0.11)            (0.04)                -             (0.21)            (0.18)
  From net realized gain                                 -                 -                 -             (0.21)            (0.15)
                                            ---------------  ----------------  ----------------  ----------------  ----------------
Total distributions                                  (0.11)            (0.04)                -             (0.42)            (0.33)
                                            ---------------  ----------------  ----------------  ----------------  ----------------

Net asset value, end of period                     $ 22.68           $ 17.12           $ 23.70           $ 26.86           $ 31.66
                                            ===============  ================  ================  ================  ================

Total Return                                        33.13%           -27.62%           -11.76%           -14.02%             9.33%

Ratios and Supplemental Data
Net assets, end of period (000)                    $ 6,534           $ 5,058          $ 10,313          $ 12,522          $ 15,983
Ratio of expenses to average net assets              1.41%             1.25%             1.87%             1.25%             1.25%
Ratio of net investment income to
   average net assets                                0.31%             0.49%             0.33%             0.07%             0.58%
Portfolio turnover rate                              0.00%             0.73%             0.32%            19.65%             3.71%


See accompanying notes which are an integral part of the financial statements.

The Lake Forest Funds
Lake Forest Money Market Fund
Financial Highlights

                                              Year ended        Year ended       Year ended       Year ended        Year ended
                                           February 29, 2004 February 28, 2003 February 28, 2002 February 28, 2001 February 29, 2000
                                            ----------------  ---------------  ---------------- ----------------  ----------------

Selected Per Share Data
Net asset value, beginning of period                 $ 1.00           $ 1.00            $ 1.00           $ 1.00            $ 1.00
                                            ----------------  ---------------  ---------------- ----------------  ----------------
Income from investment operations
  Net investment income (loss)                         0.01             0.01              0.03             0.06              0.05
  Net realized and unrealized gain (loss)                 -                -                 -                -                 -
                                            ----------------  ---------------  ---------------- ----------------  ----------------
Total from investment operations                       0.01             0.01              0.03             0.06              0.05
                                            ----------------  ---------------  ---------------- ----------------  ----------------
Less Distributions to shareholders:
  From net investment income                          (0.01)           (0.01)            (0.03)           (0.06)            (0.05)
  From net realized gain                                  -                -                 -                -                 -
                                            ----------------  ---------------  ---------------- ----------------  ----------------
Total distributions                                   (0.01)           (0.01)            (0.03)           (0.06)            (0.05)
                                            ----------------  ---------------  ---------------- ----------------  ----------------

Net asset value, end of period                       $ 1.00           $ 1.00            $ 1.00           $ 1.00            $ 1.00
                                            ================  ===============  ================ ================  ================

Total Return                                          0.60%            1.26%             2.91%            6.23%             5.08%

Ratios and Supplemental Data
Net assets, end of period (000)                     $ 5,389          $ 6,666           $ 7,196          $ 8,588           $ 9,708
Ratio of expenses to average net assets               0.41%            0.50%             0.50%            0.50%             0.50%
Ratio of expenses to average net assets
   before waiver & reimbursement                      0.50%            0.25%             0.25%            0.20%             0.13%
Ratio of net investment income to
   average net assets                                 0.62%            1.02%             2.74%            5.73%             4.59%
Ratio of net investment income to
   average net assets before waiver & reimbursement   0.53%            1.27%             2.99%            6.03%             4.97%


See accompanying notes which are an integral part of the financial statements.

                              The Lake Forest Funds
                        Notes to the Financial Statements
                                February 29, 2004

Note 1.  Organization

The Lake Forest Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Trust was established under the laws of Ohio by an Agreement and Declaration of Trust dated November 23, 1994 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of two series have been authorized, which constitute the interest in Lake Forest Core Equity Fund (the "Equity Fund") and Lake Forest Money Market Fund (the "Money Market Fund"). The investment objective of the Equity Fund is to provide long-term capital appreciation together with current income. The investment objective of the Money Market Fund is to provide the highest level of current income consistent with liquidity and security of principal.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Security Valuation - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by a pricing committee, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotation, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by a pricing committee, subject to review of the Board of Trustees. Short-term investments by the Equity Fund in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, and all investments held by the Money Market Fund are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes - There is no provision for federal income taxes. Each Fund intends to qualify each year as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized gains as dividends to its shareholders. The Equity Fund intends to declare and pay dividends on a quarterly basis, and the Money Market Fund intends to declare daily and pay monthly. Each Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Security Transactions and Related Income - Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Other - The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for

                              The Lake Forest Funds
                        Notes to the Financial Statements
                          February 29, 2004 - continued

Note 2.  Significant Accounting Policies - continued

federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds. For the year ended February 29, 2004, the Equity Fund increased paid-in-capital by $90,546, decreased accumulated net investment income by $12,110 and decreased accumulated net realized gain (loss) on investments by $78,436. As a result of such reclassifications, net assets of the Fund were not affected.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.  Investment Advisory Agreement

The Trust had an investment advisory agreement with Boberski & Company (the "Adviser") through March 5, 2004. Irving V. Boberski is the controlling shareholder and an officer of the Adviser and was an officer and trustee of the Trust through March 5, 2004. Under the terms of the management agreement, the Adviser manages the Funds' investments subject to the supervision of the Board of Trustees and pays all of the operating expenses of the Funds except brokerage, taxes, interest and extraordinary expenses. As compensation for its management services and agreement to pay the Funds' expenses, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Equity Fund and 0.50% of the average daily net assets of the Money Market Fund.

The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. For the fiscal year ended February 29, 2004, the Adviser has received a fee of $74,423 from the Equity Fund and $30,736 from the Money Market Fund. For the fiscal year ended February 29, 2004 the Adviser waived fees of $5,494 for the Money Market Fund.

At a meeting of the Board of Trustees of The Lake Forest Funds held on March 5, 2004, the Board approved an interim management agreement between The Lake Forest Funds and Profit Investment Management ("PIM"). The previous adviser, Boberski & Company, resigned by mutual consent on the same day. Eugene A. Profit, the President of the Adviser, is primarily responsible for managing the portfolio of the Funds and has acted in this capacity since the close of business on March 5, 2004. Pursuant to a management agreement with PIM, the Funds will pay all their operating expenses. PIM has agreed to waive all advisory fees with respect to the services it renders to the Funds. PIM will reimburse the Trust for the Trust's expenses, excluding brokerage fees and commissions, taxes, borrowing costs, and such extraordinary or non-recurring expenses as may arise in order to maintain the total operating expenses of the Equity Fund and the Money Market Fund at 2.45% and 1.00% of their average daily net assets, respectively.

Note 4.  Investments

For the fiscal year ended February 29, 2004, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

                              The Lake Forest Funds
                        Notes to the Financial Statements
                          February 29, 2004 - continued

Note 4.  Investments - continued

                                        Core Equity        Money Market
                                      ----------------   -----------------
Purchases
     U.S. Government Obligations           $        -                 $ -
     Other                                          -                   -
Sales
     U.S. Government Obligations           $        -                 $ -
     Other                                    318,419

As of February 29, 2004, the net unrealized appreciation of investments for tax purposes was as follows:

                           Core Equity          Money Market
                          ---------------     -----------------
Gross Appreciation           $ 1,847,454                   $ -
Gross (Depreciation)            (123,917)                    -
                          ---------------     -----------------
Net Appreciation
on Investments               $ 1,723,537                   $ -
                          ===============     =================

At February 29, 2004, the aggregate cost of securities for federal income tax purposes was $4,805,639 and $5,386,077 for the Equity Fund and the Money Market Fund, respectively.

Note 5. Distributions to Shareholders and Tax Components of Capital

Equity Fund. On December 23, 2003, the Equity Fund paid an income dividend of $0.1103 per share to shareholders of record on December 22, 2003. Classification of all distributions for 2004 and 2003 were the same for both book and tax basis.

As of February 29, 2004, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/(accumulated losses)                $   11,560
Undistributed long-term capital gain/(accumulated losses)         (2,546,694)
Unrealized appreciation/(depreciation)                             1,723,537
                                                                ---------------
                                                                  $ (811,597)
                                                                ===============

Money Market Fund. For the fiscal year ended February 29, 2004, the Money Market Fund paid monthly income dividends totaling $0.0062 per share to shareholders. Classifications of all distributions for 2004 and 2003 were the same for both book and tax basis.

                              The Lake Forest Funds
                        Notes to the Financial Statements
                          February 29, 2004 - continued

Note 6. Capital Loss Carryforwards

The Equity Fund has available capital loss carryforwards in the amount of $2,546,694 to offset future capital gains. The loss carryforwards expire as follows:

                          Expires
     Amount            February 28,
------------------   ------------------

        $ 145,268          2009
        2,310,266          2010
           91,160          2011

Note 7. Change of Auditors

On March 19, 2004, Briggs, Bunting, Dougherty, LLP. ("BBD") was selected to replace Hawkins, Ash, Baptie & Company, LLP. ("HABCO") as the Fund's independent auditor for the 2004 fiscal year. The Trust's selection of Briggs was approved by both the Audit Committee and the Board of Trustees.

HABCO's report on the Funds' financial statements as of February 28, 2003 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. At the financial statement's date and through the date of the engagement of BBD, there were no disagreements between the Fund and HABCO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of HABCO, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Lake Forest Funds

We have audited the accompanying statement of assets and liabilities of Lake Forest Core Equity Fund and Lake Forest Money Market Fund (each a series of The Lake Forest Funds), including the schedules of investments, as of February 29, 2004, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended February 28, 2003 and the financial highlights for each of the four years in the period then ended have been audited by other auditors, whose reports expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lake Forest Core Equity Fund and Lake Forest Money Market Fund as of February 29, 2004, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Briggs, Bunting & Dougherty, LLP

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
April 20, 2004

Trustees and Officers (Unaudited)

Independent Trustees

----------------------------------------------------- ----------------------------------------------------------------
Name, Address*, (Age), Position with Fund Complex,    Principal Occupation During Past 5 Years and Other
Term of Position with Trust                           Directorships
----------------------------------------------------- ----------------------------------------------------------------
Robert E. Alfe (63)                                   President, Alfe Development Corporation.

Trustee
----------------------------------------------------- ----------------------------------------------------------------
Gary M. Patyk (63)                                    Consultant with LA-Z-BOY Furniture Galleries, since 1997.

Trustee
----------------------------------------------------- ----------------------------------------------------------------
Kenneth J. Malek (49)                                 Managing Director, Navigant Consulting, Inc., since 1996.

Chairman, Trustee
----------------------------------------------------- ----------------------------------------------------------------

Interested Trustees and Principal Officers

------------------------------------------------ ---------------------------------------------------------------------
Name, (Age), Position with Fund Complex, Term    Principal Occupation During Past 5 Years
of Position with Trust                           and Other Directorships
------------------------------------------------ ---------------------------------------------------------------------
Eugene A. Profit (39)                            President of Profit Investment Management; Portfolio Manager of
                                                 Profit Funds Investment Trust, since October 1997; President & CEO
Trustee, President and Secretary, March 2004     of Profit Funds Investment Trust, since February 1996.
to present
------------------------------------------------ ---------------------------------------------------------------------
Patrick Bell                                     Employed by Profit Investment Management (August 2003 to present)

Asst. Secretary, March 2004 to present
------------------------------------------------ ---------------------------------------------------------------------

* The address for the trustees and officers is 8720 Georgia Ave., Suite 808, Silver Spring, MD 20910.




The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (800) 592-7722 to request a copy of the SAI or to make shareholder inquiries.

                                  PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Fund at (888) 912-4562.


TRUSTEES
Kenneth J. Malek, Chairman
Robert A. Alfe
Gary M. Patyk
Eugene A. Profit

OFFICERS
Eugene A. Profit, President and Secretary
Patrick Bell, Asst. Secretary

INVESTMENT ADVISOR
Profit Investment Management
8720 Georgia Ave., Suite 808
Silver Springs, MD 20910

INDEPENDENT ACCOUNTANTS
Briggs, Bunting & Dougherty, LLP.
Two Penn Center Plaza
Philadelphia, PA 19102

LEGAL COUNSEL
Seyfarth Shaw, LLP
55 East Monroe St., Suite 4200
Chicago, IL 60603-5803

CUSTODIAN
U.S. Bank, N.A.
425 Walnut St.
Cincinnati, OH 45202


This report is intended only for the information of shareholders or those who have received the Fund's prospectus which contains information about the Fund's management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

     (a) As of the end of the period covered by this report, the registrant has not adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     In review of policies and procedures upon the resignation of the Funds advisor on March 5, 2004, it has been noted that the code of ethics under Sarbanes-Oxley has not been adopted. The code was adopted at the next meeting of the Trustees.

     (b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

     (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

     (3) Compliance with applicable governmental laws, rules, and regulations;

     (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

     (5) Accountability for adherence to the code.

     (c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

     (d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

 Item 3. Audit Committee Financial Expert.

     The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert. At this time, a majority of the board members are certified public accountants. The board will review this at the next meeting to determine if a financial expert should be designated.

Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees

         FY 2004           $ 15,000
         FY 2003           $

(b)      Audit-Related Fees

                          Registrant          [Adviser]

         FY 2004           $ 0                   $
         FY 2003           $ 0                   $
         Nature of the fees:

 (c)     Tax Fees

                          Registrant                      [Adviser]

         FY 2004           $ 0                              $2,000
         FY 2003           $                                $

         Nature of the fees:   preparation of the 1120-RIC returns


(d)      All Other Fees

                          Registrant                    [Adviser]

         FY 2004           $ 0                            $ 0
         FY 2003           $                              $
                  Nature of the fees:

(e) (1) Audit Committee's Pre-Approval Policies

     The Board is comprised of independent members. The Board reviewed two proposals and , along with the assistance of the advisor, made their decision.

         (2) Percentages of Services Approved by the Audit Committee

                                        Registrant                [Adviser]

                  Audit-Related Fees:    0  %                       100%
                  Tax Fees:              0  %                       100%
                  All Other Fees:        0  %                       100%


(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                        Registrant                                  [Adviser]

         FY 2004           $ 0                                         $0
         FY 2003           $ 0                                         $0

(h) N/A All services were pre-approved

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6.  Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

     The fund's Board, which is comprised entirely of independent Trustees, serves the function normally served by nominating committees. Consequently, there is no nominating committee, nor nominating committee charter. The Funds do not elect trustees annually, since each trustee serves until retirement, removal, resignation or death. The Board reviews and nominates persons to serve as members of the Board of Trustees, and reviews and makes recommendations concerning the compensation of the independent Trustees. When the Board determines to seek a candidate to become a trustee, the Board will review men or women of proven character and talents who qualify as an independent trustee. The specific talents sought by the Board will depend on perceived needs at the time the vacancy arises. The Board has the authority to retain third parties that may receive compensation for identifying or evaluating candidates. When the Board seeks a candidate, it may consider recommendations of qualified candidates from a variety of sources, including other trustees, the adviser and shareholders. Shareholders may propose nominees by writing to the Secretary of the Trust, at 8720 Georgia Ave, Suite 808, Silver Springs, MD 20910.

Item 10.  Controls and Procedures.

     (a) Based on an evaluation of the registrant's disclosure controls and procedures within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

     (b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.  Exhibits.

     (a)(1) Code is filed herewith.

     (a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

     (a)(3) Not Applicable

     (b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Lake Forest Funds

By
*       /s/ Eugene Profit
         Eugene Profit, President

Date  May 10, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
*      /s/ Eugene Profit
         Eugene Profit, President

Date    May 10, 2004

By
*       /s/ Eugene Profit
         Eugene Profit, Acting Treasurer
Date    May 10, 2004